SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [  ]
   Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Orange Productions, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than Registrant

 [X] No fee required
   [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
   (5) Total fee paid:
--------------------------------------------------------------------------------
   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

   (1) Amount previously paid:
--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement No:
--------------------------------------------------------------------------------
   (3) Filing party:
--------------------------------------------------------------------------------
   (4) Date Filed:

                            ORANGE PRODUCTIONS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be Held on September 14, 2000

To the Stockholders of Orange Productions, Inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Orange Productions, Inc., a Florida corporation (the "Company"), will be held on September 14, 2000 at the law offices of Orange Productions, Inc., located at 265 Sunrise Avenue, Suite 204, Florida 33480 at 10:00 AM for the following purposes:

1. To elect one (1) member to the Board of Directors to serve for a term of one (1) year and until their successors are duly elected and qualified.

2. To consider and act upon a proposal to ratify the appointment of Durland & Company CPA's, P.A. as the Company's independent public accountants for the fiscal years ending February 29, 2000 and February 28, 2001.

3. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on August 15, 2000 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of such Stockholders will be available for inspection at the above address during ordinary business hours for the ten-day period prior to the Annual Meeting.

     All Stockholders are cordially invited to attend the Annual Meeting. However, to ensure your representation, you are requested to complete, sign, date and return the enclosed proxy as soon as possible in accordance with the instructions on the proxy card. A return addressed envelope is enclosed for your convenience.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                    Sam Peroulas
                                    Corporate Secretary

West Palm Beach, Florida
August 15, 2000

                            ORANGE PRODUCTIONS, INC.
                         222 LAKEVIEW AVENUE, SUITE 113
                            WEST PALM BEACH, FL 33401



                                              August 15, 2000


Dear Stockholder,

         You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Orange Productions, Inc. (the "Company") to be held at the law offices of Orange Productions, Inc. on September 14, 2000 at 10:00 AM, located at 265 Sunrise Avenue, Suite 204, Palm Beach, FL 33480.

         At the Annual Meeting, one (1) person will be elected to the Board of Directors. The Board of Directors recommends the election of the nominee named in the Proxy Statement. In addition, the Company will ask the Stockholders to ratify the selection of Durland & Company, CPA's, P.A. as the Company's independent public accountants.

         Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card. This will ensure your proper representation at the Annual Meeting.


                                              Sincerely,


                                              Sam Peroulas
                                              Chief Executive Officer


                             YOUR VOTE IS IMPORTANT
                  PLEASE REMEMBER PROMPTLY TO RETURN YOUR PROXY

                            ORANGE PRODUCTIONS, INC.
                         222 LAKEVIEW AVENUE, SUITE 113
                            WEST PALM BEACH, FL 33401
                                 (561) 832-5696

                            -------------------------
                                 PROXY STATEMENT
                            -------------------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Orange Productions, Inc. (the "Company" or "OPI"), a Florida corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the offices of its Counsel, located at 265 Sunrise Avenue, Suite 204, Palm Beach, FL 33480 on September 14, 2000, at 10:00 AM, and any adjournments thereof (the "Meeting").

         Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted (1) FOR the election of the one (1) nominee for Director named herein, (2) FOR the ratification of the appointment of Durland & Company, CPA's, P.A. as the Company's independent public accountants for the fiscal years ending February 29, 2000 and February 28, 2001.

         You can revoke your proxy at any time before the voting at the Meeting by sending a properly signed written notice of your revocation to the Corporate Secretary of the Company, by submitting another proxy that is properly signed and bears a later date or by voting in person at the Meeting. Attendance at the Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to: Orange Productions, Inc., 222 Lakeview Avenue, Suite 113, West Palm Beach, FL 33401, Attention:
Corporate Secretary.

         Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $0.0001 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions are treated as present.

         The close of business on August 15, 2000 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of that date, the Company had 2,054,000 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders. This Proxy
Statement and the accompanying proxy are being mailed on or about August 15, 2000 to all Stockholders entitled to notice of and to vote at the Meeting.

         The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex, and other electronic means, and personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid to Directors, officers or employees for such solicitation.

         The Form 10KSB for the fiscal year ended February 29, 2000 and the Form 10QSB for the period ended May 31, 2000, is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                                 SHARE OWNERSHIP

         The following table sets forth certain information as of May 31, 2000 (which remains current as of the date of this mailing), concerning the ownership of Common Stock by (i) each current member of the Board of Directors of the Company, (ii) each nominee of the Board of Directors of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table appearing under "Executive Compensation," below and (iv) all current Directors, the nominee and executive officers of the Company as a group. No Stockholder of the Company except as set forth is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock.

                                                            Shares Beneficially Owned (1)
Name and Address                       Type of Security   Number of Shares     Percentage
Current and Nominee Directors:
----------------------------------      ---------------   ---------------      ----------
Sam Peroulas                                Common           1,650,500         80.35%
Mintmire & Associates (2)                   Common             114,500           5.6%
All Executive Officers and Directors
as a Group (one (1) person)                                  1,650,500         80.35%


(1) The percentages are based upon shares of Common Stock outstanding. No warrants or options are outstanding.

(2) Counsel to the Company indirectly owes 114,500 shares of the Company through 100% sole ownership of the Common Stock of another Company that ha invested in the Company.

                                   MANAGEMENT
Directors

     The Company's Bylaws provide for a Board of Directors, the number of which may be set from time to time by resolution. The Board of Directors currently consists of one (1), which is standing for re- election. For information on the Directors being nominated for election, see "Election of Directors (Item 1)."

  The names of the Company's Directors and certain information about them are set forth below:

Name and Address (1)         Age       Position with the Company
--------------------        -----      ---------------------------------
Sam Peroulas                  34       President, Secretary, Chief Executive
                                       Officer & Director

Sam Peroulas has served as the sole Executive of the Company since its inception in May 1998. He attended Emory University from 1987 to 1991 where he received a Bachelor of Science degree in Biology and Philosophy as well as a minor in graphic arts design. Mr. Peroulas subsequently attended Georgia State University from 1993 to 1997 where he received a Masters of Science degree in Microbiology. Since 1997, Mr. Peroulas has been a Certified Microbiologist by the American Academy of Microbiology. From 1991 to present (either full time or part time depending on school demands) Mr. Peroulas has consulted and free-lanced as a graphic artist and as a microbiologist. He has two (2) years experience in computer graphic modeling for biological application and brings key graphic art skills to the Company. His work as a graphic artist and specifically his work as a graphic arts microbiologist (a person who designs graphic arts relating to microbiology) is expected to attract both commercial and individual consumers in the field of microbiology and other areas.

Committees of the Board and Meetings

     During the fiscal year ended February 29, 2000, there were two (2) meetings of the Board of Directors. In addition, the Board of Directors acted at various times by unanimous written consent pursuant to Florida law.

Compensation of Directors

     The Company's policy is not to pay cash compensation to members of the Board for serving as a Director or for their attendance at Board meetings or Committee meetings.

Executive Officers

     The sole officer of the Company is also the sole Director.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table sets forth summary information as to compensation received by the Company's sole officer through May 31, 2000 for services rendered to the Company in all capacities during the two fiscal years ended February 28, 1999 and February 29, 2000.

                                                                   Long Term Compensation
                                                            -------------------------------------
                             Annual Compensation                   Awards              Payouts
                         --------------------------------    ------------------      -----------
(a)            (b)        (c)        (d)      (e)          (f)             (g)           (h)         (i)
                                              Other        Restricted      Securities                All Other
Name and                                      Annual       Stock           Underlying                Compen-
Principal      Year       Salary     Bonus    Compen-      Award(s)        Options/      LTIP        sation ($)
Position                  ($)        ($)      sation ($)   ($)             SARs  (f)     Pay-outs      (1)
--------       ----      -------    -------  ----------    ---------       ---------     ---------   ---------
Sam            2000       -0-        -0-      -0-          1,650,000       -0-           -0-            -0-
Peroulas

Option and Warrant Grants in Last Fiscal Year. None.

Employment Contracts.  None.

Market Information

         The Common Stock of the Company is not quoted on the OTC Bulletin Board and a public market is not available at this time.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors and officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent (10%) holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on review of the copies of the above-mentioned reports furnished to the Company and written representations regarding all reportable transactions, all Section 16(a) filing requirements applicable to its Directors and officers and greater than ten percent (10%) beneficial owners are complied with. The Company became a reporting company subject to Section 16(a) on August 22, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There are no transactions between the Company and any of its officers, directors, principal shareholders, employees or consultants which have not been reported in the Company's filings with the Securities and Exchange Commission.

                              ELECTION OF DIRECTORS
                                    (Item 1)

         The Company's Bylaws provide for a Board of Directors, the number of which may be set from time to time by resolution. The Board of Directors currently consists of one (1), of which is standing for re-election.

         Background information appears below for the nominee for election as Director. Although the Company does not anticipate that any of the persons named below will be unwilling or unable to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board of Directors.

Name          Age   Business Experience
-------      -----  -------------------------

Sam Peroulas  34    Sam Peroulas has served as the sole Executive of the Company
                    Company since its  inception in May 1998. He attended  Emory
                    University from 1987 to 1991 where he received a Bachelor of
                    Science  degree in Biology and Philosophy as well as a minor in graphic arts design. Mr. Peroulas  subsequently  attended
                    Georgia State University from 1993 to 1997 where he received a Masters of Science degree in Microbiology. Since 1997, Mr.
                    Peroulas has been a Certified Microbiologist by the American
                    Academy of  Microbiology.  From 1991 to present (either full time or part time depending on school  demands) Mr. Peroulas has consulted and  free-lanced  as a graphic artist and as a microbiologist.  He has two (2) years experience in computer graphic  modeling for biological  application and brings key graphic  art  skills to the  Company.  His work as a graphic
                    artist  and   specifically   his  work  as  a  graphic  arts
                    microbiologist (a person who designs graphic arts relating to microbiology) is expected to attract both commercial and individual consumers in the field of microbiology and other areas.

Vote

         A majority of the votes cast at the Meeting is required to elect the nominee as a Director. Unless authority to vote for the nominee named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as Director of such nominee.

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF EACH OF THE ABOVE NAMED INDIVIDUALS AS DIRECTORS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH ELECTIONS.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                    (Item 2)

         The Board of Directors has appointed Durland & Company CPA's, P.A., independent public accountants, to audit the financial statements of the Company for the fiscal years ending February 29, 2000 and February 28, 2001. The Board proposes that the Stockholders ratify this appointment. Durland & Company CPA's, P.A. has audited the Company's financial statements since 1998. The Company expects that representatives of Durland & Company CPA's, P.A. will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         In the event that ratification of the appointment of Durland & Company CPA's, P.A. as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

Ratification

                  The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of the independent public accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  OTHER MATTERS

         The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                              STOCKHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement relating to the 2001 Annual Meeting of Stockholders, Stockholder proposals must be received no later than June 1, 2001. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than June 1, 2001, nor earlier than May 1, 2001. All Stockholder proposals should be marked for the attention of Corporate Secretary, Orange Productions, Inc., 222 Lakeview Avenue, Suite 113, West Palm Beach, FL 33401


         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                     By  order  of  the  Board  of Directors:


                                     Sam Peroulas
                                     Corporate Secretary

West Palm Beach, Florida
August 15, 2000

                            ORANGE PRODUCTIONS, INC.

           THIS PROXY IS BEING SOLICITED BY ORANGE PRODUCTIONS, INC.'S
                               BOARD OF DIRECTORS

         The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated August 15, 2000 in connection with the Annual Meeting to be held at the laws officers of Orange Productions, Inc. on September 14, 2000 at 10:00 AM, located at 265 Sunrise Avenue, Suite 204, Palm Beach, FL 33480 and hereby appoints Sam Peroulas (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Orange Productions, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

         This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR each of the proposals set forth on the reverse side. With respect to the tabulation of proxies for purposes of the proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares, abstentions and broker non-votes are treated as votes against the proposal.

         In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

         SEE REVERSE SIDE FOR ALL OF THE PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.


         CONTINUED AND TO BE SIGNED ON REVERSE SIDE

         [SEE REVERSE SIDE]

[x] Please mark
    votes as in
    this example.

The Board of Directors recommends a vote FOR Proposals 1-2.

1. Election of One (1)Director (or if any nominee is not available for election, such substitute as the Board of Directors may designate).

Nominees:         Sam Peroulas

FOR [  ]          [ ] AGAINST

                                                 FOR    AGAINST    ABSTAIN
2. Proposal to ratify the appointment of         [  ]   [  ]       [  ]
Durland & Company CPA's, P.A. as the Company's independent public accountants for the fiscal years ending February 29, 2000 and February 28, 2001.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

     Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.




Signature:_________________ Date_____      Signature:_________________ Date_____